PAYROLL EXPENSE	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
PAYROLL EXPENSE
PAYROLL EXPENSE
Our partnership has no key employees; therefore, Brookfield Infrastructure does not remunerate key management personnel. Key decision makers of Brookfield Infrastructure are all employees of the ultimate parent company who provide management services under Brookfield Infrastructure’s Master Services Agreement. Details of the management fees paid are disclosed in Note 33, Related Party Transactions.
Throughout the year, the General Partner in its capacity as our partnership’s general partner, incurs director fees, a portion of which are charged to our partnership in accordance with the limited partnership agreement.
For the year ended December 31, 2019, payroll expense across all of Brookfield Infrastructure’s subsidiaries was $704 million, inclusive of benefits (2018: $588 million, 2017: $519 million).